UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 15, 2021

Agios Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36014	26-0662915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip code)

(617) 649-8600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Exchange
Common Stock, Par Value $0.001 per share	AGIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Litigation Relating to the Transaction

As previously disclosed, on December 20, 2020, Agios Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into a Purchase and Sale Agreement (as it may be supplemented or amended from time to time, the “Purchase Agreement”), by and among the Company, Servier Pharmaceuticals, LLC, a Delaware limited liability company (“Purchaser”), and, solely for certain purposes of guaranteeing certain obligations of Purchaser, Servier S.A.S., a French societe par actions simplifiee (“Guarantor”). The Purchase Agreement provides that, subject to the satisfaction or waiver of certain conditions, Purchaser will acquire specified assets and assume specified liabilities from the Company (such transaction, the “Transaction”) related to the Company’s oncology business (the “Oncology Business”).

In connection with the proposed Transaction, on February 11, 2021, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”), which Proxy Statement was mailed on February 12, 2021 to the Company’s stockholders of record as of February 8, 2021.

On February 16, 2021, a purported stockholder of the Company mailed a demand letter (the “Demand Letter”) to the Company alleging that the Proxy Statement omitted material information with respect to the Transaction. The plaintiff seeks that the Company provide supplemental disclosures in an amendment or supplement to the Proxy Statement. As of the date of this Current Report on Form 8-K, no complaint has been filed with respect to the Demand Letter.

The Company believes that the claims asserted in the Demand Letter are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk of litigation relating to the Demand Letter, which litigation may delay or otherwise adversely affect the proposed Transaction, and to minimize the costs, risks and uncertainties inherent in defending any such litigation, and without admitting any liability or wrongdoing, the Company is voluntarily supplementing the Proxy Statement as described in this Current Report on Form 8-K. The plaintiff has agreed that, following the filing of this Current Report on Form 8-K, he will consider his claims mooted and will refrain from filing an action related to the allegations in the Demand Letter.

These additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information in this Current

Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. In addition, these supplemental disclosures will not affect the consideration to be received by stockholders of the Company in connection with the proposed Transaction or the timing of the special meeting of the stockholders of the Company, scheduled for March 25, 2021, at 9:00 a.m. Eastern Time, to be held virtually via the internet, as described further in the Proxy Statement.

Supplements to Proxy Statement

The disclosure under the section titled “Certain Unaudited Prospective Financial Information” is hereby amended and supplemented by adding to the definition of “Free Cash Flow” in the first table on page 44 of the Proxy Statement, the following (with new text underlined and deleted text struck through):

““Free Cash Flow” represents Net Sales of the oncology business, including product sales and milestone payments, as adjusted for ~~, among other things~~ (i) costs of goods sold, research and development expenses, sales, general and administrative expenses, management judgment on expense projections, taxes (as adjusted for net operating losses), changes in net working capital, capital expenditures and depreciation and amortization with respect to current pipeline products and potential future ~~new~~ investigational new drugs and (ii) the risk of adverse developments with respect to the Company’s clinical and commercial advancement of its products and product candidates, competition, and changes in law or regulation.”

The disclosure under the section titled “Certain Unaudited Prospective Financial Information” is hereby amended and supplemented by adding the following table after the first table on page 44 of the Proxy Statement:

“Oncology Business (non-risk adjusted)

($ in millions of USD)

	Fiscal Year
	2021	2022	2023	2024	2025	2026	2027	2028
Net Sales	$175	$192	$230	$331	$398	$560	$957	$1,318
Free Cash Flow	$(136)	$(158)	$(135)	$(59)	$(15)	$134	$475	$623

	Fiscal Year
	2029	2030	2031	2032	2033	2034	2035	2036
Net Sales	$1,636	$1,951	$2,265	$2,576	$2,716	$2,843	$3,126	$3,472
Free Cash Flow	$822	$1,018	$1,200	$1,373	$1,462	$1,511	$1,663	$1,884

					Fiscal Year
					2037	2038	2039	2040
Net Sales					$3,716	$3,783	$4,107	$3,485
Free Cash Flow					$2,028	$2,029	$2,207	$1,817

“Net Sales” represents the sum of (i) estimated sales of TIBSOVO®, vorasidenib, AG-270 and other products that are currently or will be investigational new drugs of the oncology business, each as adjusted for, among other things, chargebacks, rebates, distributor fees, GPO administrative fees, prompt pay discounts, patient assistance programs and returns, plus (ii) estimated milestones payable pursuant to contracts of the oncology business existing as of the date of the purchase agreement.

“Free Cash Flow” represents Net Sales of the oncology business, including product sales and milestone payments, as adjusted for costs of goods sold, research and development expenses, sales, general and administrative expenses, management judgment on expense projections, taxes (as adjusted for net operating losses), changes in net working capital, capital expenditures and depreciation and amortization with respect to current pipeline products and potential future investigational new drugs.”

Forward-Looking Statements

Certain statements contained in this Current Report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; (ii) the failure of the Company to obtain stockholder approval for the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; (iii) the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, advertisers, partners and others with whom it does business, or on its operating results and businesses generally; (iv) the risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (v) the ability to meet expectations regarding the timing and completion of the proposed transaction, including with respect to receipt of required regulatory approvals; (vi) the failure of the Company to receive milestone or royalty payments under the Purchase Agreement and the uncertainty of the timing of any receipt of any such payments; (vii) the uncertainty of the results and effectiveness of the use of proceeds from the proposed transaction; and (viii) other risks and uncertainties described in our reports and filings with the SEC, including the risks and uncertainties set forth in Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2020, our definitive proxy statement and other subsequent periodic reports we file with the SEC, which are available at http://www.sec.gov and the Company’s website at http://www.agios.com. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Any forward-looking statements contained in this communication are made only as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so other than as may be required by law.

Important Additional Information and Where to Find It

This communication relates to the proposed transaction involving the sale by the Company of the Oncology Business to Purchaser. In connection with the proposed transaction, the Company filed with the SEC a definitive proxy statement on Schedule 14A on February 11, 2021 and the Company commenced mailing the definitive proxy statement to its stockholders on February 12, 2021. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website at http://www.sec.gov and the Company’s website at www.agios.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2020 annual meeting of stockholders, which was filed with the SEC on April 16, 2020, and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and in other relevant materials filed or to be filed with the SEC in respect of the proposed transaction when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: March 15, 2021	/s/ Jacqualyn A. Fouse, Ph.D.
Jacqualyn A. Fouse, Ph.D.
Chief Executive Officer